UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CENAQ Energy Corp.

(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2022

CENAQ Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40743	85-1863331
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4550 Post Oak Place Dr., Suite 300 Houston, TX	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 820-6300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one warrant	CENQU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	CENQ	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

CENAQ Energy Corp., a Delaware corporation (“CENAQ”), previously announced a proposed business combination (the “Business Combination”) with Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Bluescape”).

On November 15, 2022, CENAQ issued an unsecured promissory note (the “Note”) in the principal amount of $1,725,000 to CENAQ Sponsor LLC (the “Sponsor”) in connection with the Extension (as defined below). The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which CENAQ’s initial business combination is consummated and (ii) the liquidation of CENAQ on or before February 16, 2023 or such later liquidation date as may be approved by CENAQ’s stockholders. If the Business Combination is consummated, the amount repayable under the Note will be reduced by a percentage equal to the aggregate amount of cash proceeds required to satisfy any exercise by CENAQ’s eligible stockholders of their redemption rights (the “Redemption Rights”) provided for in the Charter (as defined below) divided by the total amount required if all eligible holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of CENAQ elected to exercise their Redemption Rights with respect to all eligible shares of Class A Common Stock held by such holders in accordance with Section 8.03 of that certain Business Combination Agreement, dated as of August 12, 2022, by and among CENAQ, the Sponsor, Bluescape and the other parties thereto.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01 Other Events.

On November 15, 2022, CENAQ issued a press release announcing that its board of directors has elected to extend the date by which CENAQ has to consummate a business combination from November 17, 2022 to February 16, 2023 (the “Extension”), as permitted under CENAQ’s third amended and restated certificate of incorporation (the “Charter”).  The Extension is the second of two three-month extensions permitted under the Charter. In connection with the Extension, the Sponsor has deposited $1,725,000, representing 1% of the gross proceeds of CENAQ’s initial public offering, into CENAQ’s trust account for its public stockholders.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, CENAQ has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. CENAQ also plans to file other documents with the SEC regarding the proposed transaction. The proxy statement has been cleared by the SEC, and a definitive proxy statement has been mailed to the stockholders of CENAQ. STOCKHOLDERS OF CENAQ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Stockholders are able to obtain free copies of the proxy statement and other documents containing important information about CENAQ and Bluescape once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CENAQ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CENAQ in connection with the proposed transaction. Bluescape and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CENAQ is set forth in CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, CENAQ’s and Bluescape’s ability to consummate the transaction, the benefits of the transaction, CENAQ’s and Bluescape’s future financial performance following the transaction, as well as CENAQ’s and Bluescape’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on CENAQ and Bluescape management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, CENAQ and Bluescape disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. CENAQ and Bluescape caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of CENAQ and Bluescape. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed transactions or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of CENAQ for the proposed transactions is not obtained; the failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in its consummation; the amount of redemption requests made by CENAQ’s stockholders; the occurrence of events that may give rise to a right of one or both of CENAQ and Bluescape to terminate the definitive agreements related to the proposed business combination; the risks related to the growth of Bluescape’s business and the timing of expected business milestones; and the effects of competition on Bluescape’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither CENAQ nor Bluescape presently know or that CENAQ and Bluescape currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact CENAQ’s expectations and projections can be found in CENAQ’s periodic filings with the SEC, including CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequently filed Quarterly Report on Form 10-Q and the definitive proxy statement filed on November 10, 2022. CENAQ’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Promissory Note, dated November 15, 2022, issued to the Sponsor by CENAQ.
99.1	Press Release dated November 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENAQ ENERGY CORP.

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Dated: November 15, 2022

3

Exhibit 10.1

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: $1,725,000	November 15, 2022
Houston, Texas

CENAQ Energy Corp., a Delaware corporation (the “Maker”), promises to pay to the order of CENAQ Sponsor LLC, a Delaware limited liability company, or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of One Million Seven Hundred Twenty-Five Thousand Dollars ($1,725,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by check or wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note. This Note is being made in connection with the Maker extending its termination date of November 16, 2022 for an additional three (3) months to February 16, 2023 (the “Extension”).

1. Principal. The entire unpaid principal balance of Note shall be payable on the earlier of: (i) February 17, 2023, or (ii) the closing date on which the Maker consummates an initial business combination, which means effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. If the proposed business combination (the “Business Combination”) between the Maker and Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Bluescape”), is consummated, the amount repayable under the Note will be reduced by an amount equal to the Redemption Percentage (as defined below) multiplied by the Principal Amount of the Note, in accordance with Section 8.03 of that certain Business Combination Agreement, dated as of August 12, 2022, by and among the Maker, the Payee, Bluescape and the other parties thereto. For purposes of this Section 1, Redemption Percentage means a percentage equal to (x) the aggregate amount of cash proceeds required to satisfy any exercise by the Maker’s eligible stockholders of their redemption rights (the “Redemption Rights”) provided for in the Maker’s third amended and restated certificate of incorporation divided by (y) the total amount required if all eligible holders of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Maker elected to exercise their Redemption Rights with respect to all eligible shares of Class A Common Stock held by such holders. The principal balance may be prepaid at any time. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. Interest. No interest shall accrue or be charged by the Payee on the unpaid principal balance of this Note.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorney’s fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a) Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within five (5) business days of the date specified above.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 4(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 4(b) or 4(c), the unpaid principal balance of this Note and all other sums payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder.

8. Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

If to the Maker:
CENAQ Energy Corp.
4550 Post Oak Place Drive, Suite 300
Houston, Texas 77027
Attn: J. Russell Porter, Chief Executive Officer

Email: RPorter@cenaqcorp.com

If to the Payee:
CENAQ Sponsor LLC
4550 Post Oak Place Drive, Suite 300
Houston, Texas 77027
Attn: Michael J. Mayell, Manager

Email: mmayell@sydson.com

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF TEXAS, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the trust account that holds the proceeds from the Maker’s initial public offering (the “IPO”) and the proceeds from the sale of the warrants issued in a private placement in connection with the consummation of the IPO, as described in greater detail in the Registration Statement on Form S-1 (File No. 333-253695) filed with the Securities and Exchange Commission in connection with the IPO and declared effective on August 12, 2021, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.

12. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

13. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

[Signature page follows]

IN WITNESS WHEREOF, the Maker, intending to be legally bound hereby, has caused this Note to be duly executed by the undersigned as of the day and year first above written.

CENAQ ENERGY CORP.

By:	/s/ J. Russell Porter
Name:	J. Russell Porter
Title:	Chief Executive Officer

Signature Page to Promissory Note (Second Extension)

Exhibit 99.1

CENAQ Energy Corp. Announces Second Extension of Deadline to Complete Business Combination

Houston, TX, November 15, 2022 (GLOBE NEWSWIRE) -- CENAQ Energy Corp. (“CENAQ”; NASDAQ: CENQ) announced that its board of directors has elected to extend the date by which CENAQ has to consummate a business combination by an additional three-month period from November 17, 2022 to February 16, 2023 (the “Extension”), as permitted under CENAQ’s third amended and restated certificate of incorporation (the “Charter”). The Extension provides CENAQ with additional time to complete its previously announced initial business combination (the “Business Combination”) with Bluescape Clean Fuels Intermediate Holdings, LLC (“Bluescape”). The Extension is the second of two three-month extensions permitted under the Charter.

In connection therewith, CENAQ’s sponsor, CENAQ Sponsor LLC (the “Sponsor”), has deposited $1,725,000, representing 1% of the gross proceeds of CENAQ’s initial public offering, into CENAQ’s trust account for its public stockholders (the “Extension Payment”), which will enable CENAQ to effectuate the Extension. The Sponsor loaned the Extension Payment to CENAQ through a non-interest bearing loan.

About CENAQ Energy Corp.

CENAQ is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. CENAQ focused its search for a target business in the energy industry in North America. CENAQ is led by energy industry veterans J. Russell Porter (CEO) and Michael J. Mayell (President and CFO).

Important Information for Stockholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the proposed business combination, CENAQ has filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement. CENAQ also plans to file other documents with the SEC regarding the proposed transaction. The proxy statement has been cleared by the SEC, and a definitive proxy statement has been mailed to the stockholders of CENAQ. STOCKHOLDERS OF CENAQ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Stockholders are able to obtain free copies of the proxy statement and other documents containing important information about CENAQ and Bluescape and its affiliates once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CENAQ and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of CENAQ in connection with the proposed transaction. Bluescape and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CENAQ is set forth in CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination, CENAQ’s and Bluescape’s ability to consummate the transaction, the benefits of the transaction, CENAQ’s and Bluescape’s future financial performance following the transaction, as well as CENAQ’s and Bluescape’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on CENAQ and Bluescape management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, CENAQ and Bluescape disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. CENAQ and Bluescape caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of CENAQ and Bluescape. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the proposed transactions or to satisfy the closing conditions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company; the risk that the approval of the stockholders of CENAQ for the proposed transactions is not obtained; the failure to realize the anticipated benefits of the proposed transactions, including as a result of a delay in its consummation; the amount of redemption requests made by CENAQ’s stockholders; the occurrence of events that may give rise to a right of one or both of CENAQ and Bluescape to terminate the definitive agreements related to the proposed business combination; the risks related to the growth of Bluescape’s business and the timing of expected business milestones; and the effects of competition on Bluescape’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither CENAQ nor Bluescape presently know or that CENAQ and Bluescape currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact CENAQ’s expectations and projections can be found in CENAQ’s periodic filings with the SEC, including CENAQ’s Annual Report on Form 10-K filed with the SEC on March 30, 2022, any subsequently filed Quarterly Report on Form 10-Q and the definitive proxy statement filed on November 10, 2022. CENAQ’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Relations Contact

For CENAQ Energy Corp.:

J. Russell Porter – CEO

rporter@cenaqcorp.com

(305) 799-4822